U.S. SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: March 31, 2005


                        TRANSAX INTERNATIONAL LIMITED
              __________________________________________________
       (Exact Name of Small Business Issuer as Specified in its Charter)


                                   COLORADO
                   ________________________________________
             (State or other Jurisdiction as Specified in Charter)


            00-27845                                    84-1304106
                  __________________________________________
    (Commission file number)           (I.R.S. Employer Identification No.)


                      7545 Irvine Centre Drive, Suite 200
                               Irvine, CA, 92618
                        _______________________________
                   (Address of Principal Executive Offices)


                                 949-623-8316
                             ____________________
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17
        CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17
       CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Issuances of Securities

        On March 28, 2005, the Board of Directors of Transax International Limited, a Colorado corporation (the "Company"), pursuant to unanimous written consent, authorized and approved the execution of various settlement agreements and the issuance of an aggregate of 400,000 shares of its restricted Common Stock, to be effective as of March 28, 2005, as follows:

1. The Company and Stephen Walters, the President/Chief Executive Officer and a director of the Company ("Walters"), entered into a settlement agreement dated March 28, 2005 (the "Walters Settlement Agreement"), regarding the settlement of an aggregate amount of $50,500.00 due and owing to Walters by the Company relating to managerial and consulting services provided by Walters pursuant to certain contractual relations between the Company and Walters (the "Debt"). Pursuant to the terms and provisions of the Walters Settlement
Agreement: (i) the Company agreed to settle the Debt by issuing to Walters an aggregate 400,000 shares of its restricted Common Stock at the rate of $0.12625 per share (which amount is based upon the average of the close price of the Company's shares of Common Stock traded on the OTC Bulletin Board between March 14, 2005 and March 24, 2005); and (ii) Walters agreed to convert the Debt and accept the issuance of the 400,000 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt. The Company issued the 400,000 shares of restricted Common Stock to Walters pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Walters executed the Walters Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.


Securities Ownership of Certain Beneficial Owners and Management

As a result of the issuance of an aggregate of 400,000 shares of restricted Common Stock effective March 28, 2005, there was a change in beneficial ownership of the Company. As of the date of this Current Report, there are 28,987,210 shares of Common Stock issued and outstanding. The following table sets forth information as of the date of this Current Report concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees and beneficial ownership of the Company's shares of outstanding Common Stock; and (iii) all executive officers and directors as a group and beneficial ownership of the Company's shares of outstanding Common Stock. Common Stock not outstanding but deemed beneficially owned by virtue of an exercise right of an individual to acquire shares within sixty (60) days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares of Common Stock shown.



Title of        Name and Address of Beneficial Owner       Amount and	       Percent
Class                                                      Nature of   	       of Class
                                                           beneficial
                                                           Ownership


Common Stock    Stephen Walters                   (1) (2)  2,134,819     	 6.70%
		Bali View Block A4/7
		Jl. Cirendeu Raya 40
	        Jakarta Selatan 13419 Indonesia

Common Stock 	Carlingford Investments Ltd.      (1) (3)  8,718,788     	31.56%
		80 Raffles Place #16-20 UOB Plaza II
		Singapore 048624

Common Stock    Laurie Bewes                      (1) (4)    733,333     	 2.92%
		Caringbah, Australia  NSW 2229

Common Stock    David Bouzaid                     (1) (5)    337,500     	 1.35%
	        Kemang Jakarta Selatan 12730
          	Indonesia

Common Stock    All officers and directors (3 persons)(6) 11,924,440 		42.53%
		as a group


(1) These are restricted shares of Common Stock.

(2) Mr. Walters is the President/Chief Executive Officer and a director of the Company. This figure includes: (i) 1,134,819 shares of Common Stock held of record by Mr. Walters; (ii) an assumption of the exercise by Mr. Walters of an aggregate of 750,000 Stock Options granted to Mr. Walters to acquire 750,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008 and 250,000 stock options to acquire 250,000 shares of Common Stock at $0.20 per share expiring on December 30, 2009. As of the date of this Current Report, no Stock Options have been exercised.

(3) This figure includes: (i)5,970,455 shares of Common Stock held of record by Carlingford Investments Limited held of record; (ii) an assumption of the exercise by Carlingford Investments Limited of an aggregate of 2,700,000 warrants held of record by Carlingford Investments Limited, over which Mr. Walters has sole voting and disposition rights, into 2,700,000 shares of Common Stock at a price of $1.00 per share expiring on August 14, 2008; and (iiii) an assumption of the exercise by Carlingford Investments Limited of an aggregate of 48,333 warrants held of record by Carlingford Investments Limited, over which Mr. Walters has sole voting and disposition rights, into 48,333 shares of Common Stock at a price of $0.20 per share expiring on September 29, 2009. As of the date of this Current Report, no Warrants have been exercised.

(4) This figure includes: (i) 458,333 shares of Common Stock held of record;and
(ii) an assumption of the exercise by Mr. Bewes of an aggregate of 200,000 Stock Options granted to Mr. Bewes to acquire 200,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008 and 75,000 stock options to acquire 75,000 shares of Common Stock at $0.20 per share expiring on December 30, 2009.

(5) This figure includes: (i) 130,000 shares of Common Stock held of record; and (ii) an assumption of the exercise by Mr. Bouzaid of an aggregate of 200,000 Stock Options granted to Mr. Bouzaid to acquire 200,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008 and 75,000 stock options to acquire 75,000 shares of Common Stock at $0.20 per share expiring on December 30, 2009.

(6) This figure includes: (i) 7,510,274 shares of Common Stock held  of record;
(ii) an assumption of the exercise of an aggregate of 2,748,333 Warrants to acquire 2,748,333 shares of Common Stock; and (iii) an assumption of the exercise of an aggregate of 1,682,500 Stock Options to acquire 1,682,500 shares of Common Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

1.1 Settlement Agreement between Transax International Limited and Stephen Walters dated March 28, 2005.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Transax International Limited


Date:  March 31, 2005    By:/s/   Stephen Walters
                                  ------------------------
                                  Stephen Walters
                                  President and Chief Executive Officer